SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                December 14, 2006

                                SUN BANCORP, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


       New Jersey                         0-20957               52-1382541
----------------------------           --------------         -------------
(State or other jurisdiction           (SEC File No.)         (IRS Employer
of incorporation)                                         Identification Number)


226 Landis Avenue, Vineland, New Jersey                           08360
---------------------------------------                           -----
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: (856) 691-7700
                                                    --------------


                                 Not Applicable
         ---------------------------------------------------------------
          (Former name or former address, if changed since last Report)



         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

          | |  Written communications  pursuant to Rule 425 under the Securities
               Act

          | |  Soliciting  material  pursuant to Rule 14a-12  under the Exchange
               Act

          | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

          | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

                                SUN BANCORP, INC.

                    INFORMATION TO BE INCLUDED IN THE REPORT

                  Section 5-Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
           Appointment of Principal Officers.

        Effective December 14, 2006, Mr. Howard M. Schoor resigned as a director of Sun Bancorp, Inc. (the "Company") and its wholly-owned subsidiary, Sun National Bank (the "Bank"). Mr. Schoor did not resign from the Company's and the Bank's Board of Directors because of any disagreement with the Company or the Bank on any matter relating to the Company's or the Bank's Board of Directors, management, operations, policies, practices, strategic direction or future prospects.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      SUN BANCORP, INC.



Date: December 14, 2006               By:     /s/Dan A. Chila
                                               --------------------------------
                                               Dan A. Chila
                                               Executive Vice President and
                                               Chief Financial Officer
                                               (Duly Authorized Representative)